UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 5, 2010
Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501

(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911

Registrant’s telephone number, including area code
not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Additional Information on Compensation Plan Proposal
On December 10, 2009, Air Products and Chemicals, Inc. (the “Company”) filed a Proxy Statement for its 2010 Annual Meeting of Shareholders, to be held on January 28, 2010. The Company has been requested to provide additional information with respect to its Long Term Incentive Plan (the “Plan”), which shareholders are requested to approve at the Annual Meeting.
On page 10 of the Proxy Statement, the Company disclosed that, as of its fiscal year end, September 30, 2009, 7,208,358 stock options granted under the Plan had been outstanding in excess of six years with a weighted average exercise price of $39.68. The following table provides additional information regarding these stock options:

	Number of
Grant Date	Options	Vesting Dates(1)	Expiration Date	Exercise Price
10/01/1999	22,878	10/01/2002	10/02/2009	$28.78
01/27/2000	4,000	07/27/2000	01/28/2010	$30.81
10/02/2000	1,357,832	10/01/2001	10/03/2010	$35.82
		10/01/2002
		10/01/2003
10/02/2000	164,210	10/02/2003	10/03/2010	$35.82
01/25/2001	6,000	07/25/2001	01/26/2011	$37.59
10/01/2001	2,373,598	10/01/2002	10/02/2011	$38.02
		10/01/2003
		10/01/2004
10/01/2001	224,680	10/01/2004	10/02/2011	$38.02
01/24/2002	8,000	07/24/2002	01/25/2012	$45.91
10/01/2002	2,708,686	10/01/2003	10/02/2012	$43.09
		10/01/2004
		10/01/2005
10/01/2002	309,474	10/01/2005	10/02/2012	$43.09
01/23/2003	10,000	07/23/2003	01/24/2013	$41.96
08/11/2003	19,000	08/11/2004	08/12/2013	$45.93
		08/11/2005
		08/11/2006

(1)	Senior management option grants vest in one-third tranches on each of the first three anniversaries of the grant date. Nonmanagement employee stock options, which have been discontinued, vested on the third anniversary of the grant date. Nonemployee director stock options, which have been discontinued, vested on the six-month anniversary of the grant date.
To illustrate the intrinsic value of the stock options detailed above during the period after vesting, the New York Stock Exchange closing price for each fiscal year-end, beginning with the first grant date above, was as follows:

2

Date	NYSE Closing Price
09/29/2000	$36.00
09/28/2001	$38.58
09/30/2002	$42.01
09/30/2003	$45.10
09/30/2004	$54.38
09/30/2005	$55.14
09/29/2006	$66.37
09/28/2007	$97.76
09/30/2008	$68.49
09/30/2009	$77.58

The chart below reflects the Company’s five-year total shareholder return as of 30 September 2009:

Period	Total Shareholder Return
Fiscal Year 2005	3.56%
Fiscal Year 2006	22.90%
Fiscal Year 2007	50.05%
Fiscal Year 2008	(28.56%)
Fiscal Year 2009	16.65%
Cumulative FY2005-2009	59.15%

Page 9 of the Proxy Statement discloses that, as of September 30, 2009, 3,629,182 previously authorized shares were still available for awards under the Plan. As also noted, no more than 20% of the shares of Company stock subject to Plan awards granted after fiscal year 2001 can be used for full value awards (“20% limit”). As of September 30, 2009, less than 12% of shares used for Plan awards since 2001 were used for full value awards. Because the 20% limit is cumulative, and less than 20% of shares subject to awards granted since 2001 have been used for full value awards, 2,757,837 of the authorized shares still available for use under the Plan could be used for full value awards under the terms of the Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)
Dated: January 5, 2010	By:	/s/ John D. Stanley
John D. Stanley
Senior Vice President and General Counsel

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